Entergy
Second Quarter 2005
Earnings Teleconference

J. Wayne Leonard
Chief Executive Officer

Leo Denault
Executive Vice President and Chief Financial Officer

August 1, 2005

Entergy

Safe Harbor and Reg G Compliance

In this presentation and from time to time, Entergy makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements involve a number of risks and uncertainties, and there are factors that could cause actual results to differ materially from those expressed or implied in the statements. Some of those factors include, but are not limited to: resolution of pending and future rate cases and other proceedings at local and federal regulatory agencies, Entergy's ability to manage its operation and maintenance costs, the performance of Entergy's generating plants, and particularly the capacity factor at its nuclear generating facilities, prices for power generated by Entergy's unregulated generating facilities, and the prices and availability of power Entergy must purchase for its utility customers, uncertainty regarding establishment of sites for spent nuclear fuel storage and disposal, Entergy's ability to develop and execute on a point of view regarding prices of electricity, natural gas, and other energy-related commodities, changes in the financial markets, particularly those affecting the availability of capital and Entergy's ability to refinance existing debt, execute its share repurchase program, and fund investments and acquisitions, actions of rating agencies, including changes in the ratings of debt and preferred stock, Entergy's ability to purchase and sell assets at attractive prices and on other attractive terms, changes in utility regulation and in regulation of the nuclear industry, the success of Entergy's strategies to reduce tax payments, and the effects of litigation and weather.

This presentation includes non-GAAP measures of operational earnings, operational return on average common equity, operational return on average invested capital, and net debt to net capital when describing Entergy's results of operations and financial performance. We have prepared a reconciliation of these measures to the most directly comparable GAAP measures. This reconciliation is found on slides 10-12. Further information about these measures can be found in Entergy's investor earnings releases, which are posted on our website at www.entergy.com/earnings.

2nd Quarter As-Reported and Operational Earnings Comparison



Earnings Per Share
2Q04 vs. 2Q05
$1.14
$0.27
$0.83
$0.04
2Q04
As-Reported
$1.08*
$0.27
$0.83
($0.02)
2Q04
Operational
$1.33
$0.27
$1.05
$0.01
2Q05
As-Reported
$1.33
$0.27
$1.05
$0.01
2Q05
Operational
Nuclear
Utility, Parent & Other
ECS

Special Items

Entergy-Koch Trading	**$0.05**
Gulf South Pipeline	**$0.01**
Total	**$0.06**

Special Items

None

* Operational earnings for second quarter 2004 were originally reported as $1.14 per share. Following the announcement of the company's intention to sell Entergy-Koch, LP's trading and pipeline businesses, Entergy began treating earnings from Entergy-Koch as a special item, which revises the previously reported operational earnings for quarterly comparisons.

2nd Quarter Earnings Contribution by Business

Utility, Parent & Other EPS
2Q04 vs. 2Q05



0.83
0.83
1.05
1.05
2Q04
2Q05

Performance Drivers

- Sales growth despite industrial cogen loss
- Higher unbilled revenues
- Return to normal weather
- Lower interest expense
- Tax benefits
- Increased benefits costs
- Higher nuclear outage expense
- Reserve for bankrupt vendor
- Accretion

Entergy Nuclear EPS
2Q04 vs. 2Q05



0.27
0.27
0.27
0.27
2Q04
2Q05

Performance Drivers

- Higher contract pricing
- Lower generation due to outages
- Unplanned outage expense
- Increased benefits costs
- Accretion

Energy Commodity Services EPS
2Q04 vs. 2Q05



0.04
(0.02)*
0.01
0.01
2Q04
2Q05

Performance Drivers

- Lower O&M expense
- Sale of SO_2 allowances

* Excludes earnings from Entergy-Koch, LP of $0.06 per share as explained in the footnote to slide 2.

As-Reported EPS | Operational EPS

Net Cash Flow from Operating Activities

Net Cash Flow from Operating Activities
2Q04 vs. 2Q05; $M


530
266
2Q04
2Q05

- Timing events including changes in deferred fuel receivables
- Customer credits agreed to in the Louisiana global settlement
- Increased pension funding
- Increased cash tax payments

Net Cash Flow from Operating Activities
YTD04 vs. YTD05; $M


929
767
YTD04
YTD05

Financial Metrics

ROIC
12 Months Ended; %


1%
6.4
7.0
7.1
7.1
2Q04
2Q05

ROE
12 Months Ended; %


3%
9.3
10.4
10.7
10.7
2Q04
2Q05

As-Reported Operational

Cash Flow Interest Coverage
12 Months Ended


15%
6.0
6.9
2Q04
2Q05

Debt to Capital Ratios
%


7%
47.4
45.6
50.6
48.7
2Q04
2Q05
Debt to Capital
Net Debt to Net Capital

Share Repurchase Program

Shares Repurchased
04-05; Millions



16.6 @ average price of $61/share
5.6 @ average price of $68/share
3.6 @ average price of $72/share
FY04
1Q05
2Q05

Shares Outstanding
4Q02-2Q05; Millions



2Q05 Shares Outstanding; Millions
Ending basic
210
Average basic
211
Average fully diluted
216
240
230
220
210
200
4Q02
2Q03
4Q03
2Q04
4Q04
2Q05

2005 Earnings Guidance

As-Reported & Operational EPS
Current 05 Guidance



$4.60 - $4.85
$1.32 - $1.38
Nuclear
Utility, Parent & Other
Non-Nuclear Wholesale Assets
$3.30 - $3.48
($0.02) - ($0.01)
Current 05 Guidance

Key 05 Guidance Assumptions

Utility, Parent & Other

- Normal weather
- Increased revenue due to rate actions and sales growth
- Increased O&M expense from inflation, benefits, and supply plan
- Decreased interest expense
- Accretion from share repurchases

Nuclear

- Increased revenue from higher contract pricing and uprates
- Decreased O&M expense due to productivity improvements
- Increased depreciation expense
- Accretion from share repurchases

Non-Nuclear Wholesale Assets

- Reduced losses

Progress Report on 2005 Initiatives

Utility, Parent & Other

- Share Repurchases
- ELI Rate Case
- Louisiana Global Settlement
- Texas Legislation
- System Agreement Case
- PPA Case
- Generation Market Power
- Independent Coordinator of Transmission (ICT)
- Perryville Purchase by Mid-Year
- Supply Plan Acquisition - Attala

Nuclear

- ANO Steam Generator Replacement
- 68 MW Waterford 3 Uprate
- 47 MW Indian Point 3 Uprate
- Vermont Yankee Uprate Regulatory Issues
- Productivity Improvements
- Contracting Efforts
- Plant Acquisition / Operating Contract

Complete Incomplete

Q&A Session

Entergy

Appendix: Reg G Reconciliation

EPS Contribution by Business
Reconciliation of GAAP to Non-GAAP Measures
Second Quarter 2005 vs. 2004

(Per share in U.S. $)	Second Quarter	
	2005	**2004**
Utility, Parent & Other		
As-Reported	1.05	0.83
Less Special Items	-	-
Operational	1.05	0.83
Entergy Nuclear		
As-Reported	0.27	0.27
Less Special Items	-	-
Operational	0.27	0.27
Non-nuclear Wholesale Assets		
As-Reported	0.01	0.04
Less Special Items		
Entergy-Koch Trading	-	0.05
Gulf South Pipeline	-	0.01
Total Special Items	-	0.06
Operational	0.01	(0.02)

Appendix: Reg G Reconciliation

Financial Metrics
Reconciliation of GAAP to Non-GAAP Measures
Second Quarter 2005 vs. 2004

($ in millions)	Second Quarter	
	2005	**2004**
As-reported earnings-rolling 12 months (A)	895	799
Preferred dividends	25	23
Tax effected interest expense	288	303
As-reported earnings, rolling 12 months including preferred dividends and tax effected interest expense (B)	1,208	1,125
Special items in prior quarters	2	(113)
Special items 2Q03 thru 1Q05		
Energy Commodity Services		13
Gain (loss) on disposition of assets		
Total special items (C)	2	(100)
Operational earnings, rolling 12 months including preferred dividends and tax effected interest expense (B-C)	1,206	1,225
Operational earnings, rolling 12 months (A-C)	893	899
Average invested capital (D)	17,069	17,638
Average common equity (E)	8,347	8,619
ROIC – as-reported (B/D)	**7.08**	**6.38**
ROIC – operational ((B-C)/D)	**7.06**	**6.95**
ROE – as-reported (A/E)	**10.73**	**9.27**
ROE – operational ((A-C)/E)	**10.70**	**10.43**

Appendix: Reg G Reconciliation

Financial Metrics Reconciliation of GAAP to Non-GAAP Measures Second Quarter 2005 vs. 2004		
($ in millions)	Second Quarter	
	2005	2004
Gross debt (A)	8,540	8,173
Less cash and cash equivalents (B)	615	558
Net debt (C)	7,925	7,615
Total capitalization (D)	16,886	17,252
Less cash and cash equivalents (B)	615	558
Net capital (E)	16,271	16,694
Debt to capital ratio % (A/D)	**50.6**	**47.4**
Net debt to net capital ratio % (C/E)	**48.7**	**45.6**